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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    AMENDMENT
                                       TO
                                    FORM 8-K
                                 CURRENT REPORT
                          Pursuant to Section 13 15(d)
                     of the Securities Exchange Act of 1934


                                  March 4, 2002
                           (Date of earliest reported)

               Advanced Environmental Recycling Technologies, Inc.
             (Exact name of registrant as specified in its chapter)


            Delaware                   1-10367               71-0675758
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)

       914 North Jefferson Street
          Springdale, Arkansas                                   72764
(Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code:
                                  479-756-7400


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Advanced Environmental Recycling Technologies, Inc. hereby amends the Current Report on Form 8-K, as previously reported with the Securities and Exchange Commission on March 4, 2002, to include the attached Exhibit 16, which is a copy of the certifying accountant's letter from Arthur Andersen LLP, incorporated by reference and made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit   16      Letter Re: Change in certifying accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.


Date:  March 8, 2002        By:  /s/ Joe G. Brooks
                                 --------------------------------
                                 Chairman



                                       2
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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                            DESCRIPTION
--------                          -----------
  16            Letter Re: Change in certifying accountants